Investment in and advances to Equity-Accounted Joint Venture	12 Months Ended
Dec. 31, 2024
Equity Method Investments and Joint Ventures [Abstract]
Investment in and advances to Equity-Accounted Joint Venture	Investment in and Advances to Equity-Accounted Joint Venture
The Company has a joint venture arrangement with Wah Kwong Maritime Transport Holdings Limited (or Wah Kwong), whereby the Company has a 50% economic interest in the High-Q joint venture, which is jointly controlled by the Company and Wah Kwong. The High-Q joint venture owns one 2013-built VLCC, which trades on spot voyage charters in a pool managed by a third party. The High-Q joint venture is included in the Company's tanker segment.

As at December 31, 2024, the High-Q joint venture had a loan outstanding with a financial institution with a balance of $16.9 million (December 31, 2023 - $20.6 million). The loan is secured by a first-priority mortgage on the VLCC owned by the High-Q joint venture and 50% of the outstanding loan balance is guaranteed by the Company.

For the years ended December 31, 2024, 2023 and 2022, the Company recorded equity income of $2.8 million, $3.4 million and $0.2 million, respectively, which comprises its share of net income from the High-Q joint venture.
As at December 31, 2024 and 2023, the Company had a total investment in and advances to its equity-accounted joint venture of $16.0 million and $15.7 million, respectively (see note 12).